                                                                   Exhibit 10.51

[LETTERHEAD OF BANK OF AMERICA APPEARS HERE]

                                                          Page: 1
DATE:  DECEMBER 15, 1997

AMENDMENT TO IRREVOCABLE STANDBY CREDIT NUMBER: C7266237

AMENDMENT NUMBER 1


     BENEFICIARY                           APPLICANT
BANK ONE,  SPRINGFIELD                   AGI INC
ONE EAST OLD STATE CAPITOL PLAZA         1950 NORTH RUBY STREET
P.O. BOX 19266                           MELROSE PARK, IL 60160
SPRINGFIELD, IL 62794-9266


THIS AMENDMENT IS TO BE CONSIDERED AN INTEGRAL PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE EXPIRATION DATE IS AMENDED TO: JANUARY 19, 1999.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS AMENDMENT, PLEASE CALL 312-923-5885.

BANK OF AMERICA

[SIGNATURE APPEARS HERE]             [SIGNATURE APPEARS HERE]
------------------------             ------------------------
FOR CASHIER                        FOR CASHIER

          THIS DOCUMENT CONSISTS OF 1 PAGE(S).

[LOGO OF BANK OF AMERICA APPEARS HERE]


                                                Date January 19, 1995
                                                Irrevocable Letter of Credit
                                                No. C7266237



Bank One. Springfield
as Trustee (the "Trustee")
under a Trust Indenture
(the "Indenture") dated as
of January 1, 1995
between The City of
Jacksonville, Illinois
(the "Issuer") and the Trustee
securing $7,640,000
in aggregate principal amount
of the Issuer's Multi-Mode
Industrial Project Revenue Bonds,
Series 1995 (AGI Incorporated
Project)
One East Old State Capitol Plaza
P.O. Box 19266
Springfield, Illinois 62794-9266

Attention:  Corporate Trust Officer

    At the request and for the account of our customer, AGI Incorporated (our "Customer"), we establish our irrevocable letter of credit in your favor by our signature below and your receipt of this letter of credit. We irrevocably agree to honor your demands for payment, reduction, and transfer which comply with terms of this letter of credit. The amount available under this letter of credit is $8,571,019 subject to reduction as provided herein (the "Stated Amount"). You and our Customer have advised us that the Stated Amount is comprised of: (x) $7,640,000 corresponding to the principal amount (or the purchase price corresponding to the principal amount) of the Bonds referred to above, plus (y) $549,019 corresponding to interest (or the purchase price corresponding to interest) on the Bonds referred to above, at an assumed rate of 13% per annum for Bonds bearing interest at a variable rate for a period of 199 days on the basis of a year of 360 days, plus (z) $382,000 corresponding to up to a 5.00% premium on the Bonds which may be payable on redemption of the Bonds (or in connection with the purchase of the Bonds on an LOC Termination Tender Date (as defined in the Indenture)) while the Bonds are in an Adjustable Long Period as defined in the Indenture) or the Fixed Rate Period (as defined in the Indenture).

[LOGO OF BANK OF AMERICA APPEARS HERE]

     Each demand for payment under this letter of credit must be made by presentation of a document in the form of Exhibit A-1 (Next Day Purchase), Exhibit A-2 (Same Day Purchase),Exhibit B (Principal), Exhibit C (Interest), Exhibit D (Premium) or Exhibit E (Acceleration) to this letter of credit. Each such demand for payment must be completed, purportedly signed by an Authorized Officer, and presented (such presentment may be in the form of a facsimile transmission if made to the following number (312) 987-6828 or at such other number that we provide to you for facsimile transmissions relating to this letter of credit) and if an original of such transmission is presented to us by the immediately succeeding business day) to us at our office on a business day on or before January 19, 1998 (the "Expiration Date"). (For purposes hereof "business day" means any day, other than a Saturday or Sunday, on which we are open in Chicago, Illinois for commercial banking business;"our office" means our office at the above address or such other address as we may specify in a writing that references this letter of credit and is signed by us and received by you; and "Authorized Officer" means any of your Vice Presidents, Assistant Vice Presidents, Trust Officers or Assistant Trust Officers.)

     If a complying demand for immediate payment is presented to us as described in the preceding paragraph, then we shall waive the usual three day period for examination of documents and honor such demand by initiating a wire transfer to you of our own immediately available funds and advise you of the wire transfer information (by telephone confirmed in writing) (x) in case of the presentation of a document in the form of Exhibit A-1 (Next Day Purchase),(i) on or before 1:00 p.m., Chicago time, on the business day immediately following the business day on which we receive such demand, if received by us at or before 4:00 p.m., Chicago time on a business day; or (ii) on or before 10:00 a.m. Chicago time, on the second succeeding business day if received by us after 4:00 p.m. Chicago time, on a business day; (y) in the case of the presentation of a document in the form of Exhibit A-2 (Same Day Purchase), (i) on or before 1:00 p.m., Chicago time, on the same business day on which we receive such demand, if received by us at or before 11:00 a.m., Chicago time or (ii) on or before 10:00 a.m. Chicago time, on the next succeeding business day if received by us after 11:00 a.m., Chicago time, on a business day; or (z) in the case of presentation of a document in the form of Exhibit B (Principal), Exhibit C (Interest), Exhibit D (Premium) or Exhibit E (Acceleration), (i) on or before 1:00 p.m., Chicago time, on the business day immediately following the business day on which we receive such demand, if received by us at or before 1:00 p.m., Chicago time, on a business day, or (ii) on or before 10:00 a.m., Chicago time, on the second succeeding business day if received by us after 1:00 p.m., Chicago time, on a business day; or we shall notify you(by telephone, confirmed in writing) of our dishonor of such demand on or before such time(s).

    After our honor of a complying demand for payment in the form of Exhibit C (Interest) that does not relate to a redemption or purchase and cancellation of the Bonds, the Stated Amount available under this Letter of Credit shall be automatically reduced by the amount of such honor but shall be automatically reinstated on the opening of business on the 4th business day after such honor, unless on or prior thereto you receive a notice signed by us that refers to this letter of credit, and states that we have elected not to effect such reinstatement. After our honor of a complying demand for payment in the form of Exhibit C (Interest) that provides, as set forth in Exhibit C (Interest), that the drawing of interest relates to a redemption or purchase and cancellation of the Bonds, the Stated

[LOGO OF BANK OF AMERICA APPEARS HERE]

Amount available under this letter of credit shall be automatically reduced by the amount of such honor, or, if such honor of a complying demand for payment in the form of Exhibit C (Interest) is made in conjunction with our honor of a complying demand for payment in the form of Exhibit B (Principal), the Stated Amount available under this letter of credit shall be automatically reduced as set forth in the next following paragraph.

     After our honor of a complying demand for payment in the form of Exhibit B (Principal), the amount available under this letter of credit shall be automatically reduced by an amount equal to the total potential Tender Price of the Bonds purchased and cancelled or redeemed through such honor of such demand therefor (such amount to be equal to the principal amount of the Bonds purchased and cancelled or redeemed through such honor of such demand plus interest thereon at 13% for 199 days).

     After our honor of a complying demand for payment in the form of Exhibit D (Premium), the amount available under this letter of credit shall be automatically and permanently reduced by the amount of such honor.

     After our honor of a complying demand for payment in the form of Exhibit A-1 (Next Day Purchase) or Exhibit A-2 (Same Day Purchase) the amount available under this letter of credit shall be automatically reduced by an amount equal to the total potential Tender Price of the Bonds purchased through such honor of such demand therefor (such amount to be equal to the principal amount of the Bonds purchased through such honor of such demand plus interest thereon at 13% for 199 days, but we may in our discretion reinstate all or a portion of such amount if you receive a notice signed by us that refers to this letter of credit, and sets forth the amount of such reinstatement, such reinstatement to be effective upon your receipt of such notice).

     Upon our recept of a certificate signed by an Authorized Officer in the form of Exhibit H, the Stated Amount available under this letter of credit automatically shall be reduced by the amount so specified as of 5:00 p.m., Chicago time, on the date of our receipt (or such later date as may be specified therein). We may in our discretion reinstate all or a portion of the amount available under this letter of credit as so reduced if you receive a notice signed by us that refers to this letter of credit and sets forth the amount of such reinstatement, such reinstatement to be effective upon your receipt of such notice.

     After our honor of a complying demand for payment in the form of Exhibit E (Acceleration), this letter of credit shall automatically terminate and shall be delivered promptly to us for cancellation. In addition, upon the earliest of (i) our receipt of a certificate purportedly signed by an Authorized Officer referring to this letter of credit stating that: "(a) the conditions precedent to the acceptance and effectiveness of an Alternate Letter of Credit (as defined in the Indenture) have been satisfied and (b) the Trustee has accepted an Alternate Letter of Credit", (ii) our receipt of a certificate purportedly signed by an Authorized Officer referring to this letter of credit stating that:
"no Bonds remain Outstanding (as defined in the Indenture)", (iii) the date that is 30 calendar days following delivery of a notice from us to our Customer and you in the form attached hereto as Exhibit G at the addresses set forth on such Exhibit G (or at such other address as you may advise us in

[LETTERHEAD OF BANK OF AMERICA APPEARS HERE]

Bank of America

writing to use in lieu thereof), (iv) if we shall receive written notice from our Customer and the holders of all the Bonds that are "Outstanding" within the meaning of the Indenture that they are exercising their option to terminate this Letter of Credit pursuant to the terms of the Indenture, on the earlier of the date specified in such notice and the date that is 30 calendar days after we receive such written notice, and (v) the Expiration Date, this letter of credit shall terminate, and shall be delivered promptly to us for cancellation.

     Your rights to demand further payment, reduction and transfer under this letter of credit may be successively transferred by presentation to us at our office on a business day of a demand in the form of Exhibit F (Transfer) to this letter of credit, completed and signed by you. Your transferee shall be deemed the addressee of this letter of credit and the sole permitted signer of any further demands under this letter of credit for payment, reduction and transfer.

     This letter of credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein or in any Exhibit hereto and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

     Only you as beneficiary of this letter of credit may complete the certificate(s) required hereby on your behalf and may make a drawing under this letter of credit. Upon this payment of our funds to you, to your order or to your account of the amount demanded hereunder, we shall be fully discharged to the extent of such payment on our obligation under this letter of credit with respect to such demand for payment. By paying an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

     This letter of credit shall be goverened by the Uniform Commercial Code--Letters of Credit, as enacted in the State of Illinois (the "UCC"). This letter of credit is issued subject to the Uniform Customs and Practices for Documentary Credits, 1993 revision, ICC Publication No. 500(1994), excluding Articles 45 and 54 (regarding installment drawings and transfer) thereof and except to the extent that other articles or provisions thereof may be inconsistent with the UCC or the terms of this letter of credit.


                                 BANK OF AMERICA ILLINOIS


                                 By: /s/ Jesus Aranas 0.843
                                     -------------------------------
                                 Name:   JESUS ARANAS
                                      ------------------------------
                                 Title:  FOR CASHIER


                                 By: /s/ [SIGNATURE APPEARS HERE]
                                     -------------------------------
                                 Name: [NAME APPEARS HERE]
                                      ------------------------------
                                 Title:  FOR CASHIER
                                       -----------------------------

                                                 Exhibit A-1 (Next Day Purchase)

                                        Date:_________________________________


Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697

Attention: Letter of Credit Department

     We demand payment to our order of ___________ Dollars ($________), consisting of __________ Dollars ($_________) corresponding to principal and _______ Dollars ($______) corresponding to up to ____ days accrued and unpaid interest on such Bonds, under your Letter of Credit No. C7266237 (the "Letter of Credit"),

     We certify as follows:

     1. We are the Trustee under the Indenture mentioned below and the beneficiary of the Letter of Credit.

     2. The amount demanded equals the aggregate amount of the purchase price of Bonds mentioned below as described in and which is due and payable, other than on an LOC Termination Tender Date (as defined in the Indenture referred to below), under Section 202 or Section 503 of such Indenture, such Bonds are supported by the Letter of Credit, and the amount demanded does not exceed the Stated Amount (as defined in the Letter of Credit) of the Letter of Credit.

     3. The proceeds from your honor of this demand will be used solely to pay such purchase price of such Bonds and will not be used to pay the purchase price of any Bonds owned by or registered in the name of the Customer referred to in the Letter of Credit (whether owned by it or pledged in your favor). Such Bonds immediately upon your payment to our order of the amount demanded hereby will be registered in the name of such Customer subject to a pledge in your favor pursuant to the Pledge and Security Agreement dated as of January 1, 1995 between you and the Customer referred to in the Letter of Credit, and will be held by us for your benefit pending your further instruction by your singed writing to us.

     The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon your honoring of this demand, the amount of the Letter of Credit and the amounts available to be drawn by the Trustee thereunder by any subsequent drawings under the Letter of Credit are automatically decreased by an amount equal to the purchase price of the Bonds corresponding to principal that are subject to this drawing plus 199 days interest thereon at an assumed rate of 13% per annum, subject to reinstatement as provided in the Letter of Credit.

     Please wire transfer the amount demanded hereby to:

______________________________________________________________________________.

     We make our demand and certification as of _____________________ [Fill in the next Business Day after the date hereof].

                                   Bank One, Springfield
                                   as Trustee (the "Trustee")
                                   under a Trust Indenture
                                   dated as of January 1, 1995
                                   between The City of
                                   Jacksonville, Illinois
                                   (the "Issuer") and the Trustee
                                   securing $7,640,000
                                   in aggregate principal amount
                                   of the Issuer's Multi-Mode
                                   Industrial Project Revenue Bonds,
                                   Series 1995 (AGI Incorporated
                                   Project)


                                   By:
                                      ------------------------------------
                                   Name:
                                        ----------------------------------
                                   Title:
                                         ---------------------------------

                                               Exhibit A-2(Same Day Purchase)*


                                         Date:
                                              ------------------



Bank of America Illinois
231 South LaSalle
Chicago, Illinois 60697

Attention:  Letter of Credit Department

    We demand payment to our order of ______________Dollars($__________), consisting of __________Dollars($______) corresponding to principal and ________ Dollars($________) corresponding to up to ____ days accrued and unpaid interest on such Bonds, under your Letter of Credit No. C7266237 (the "Letter of Credit").

    We certify as follows:

    1. We are the Trustee under the Indenture mentioned below and the beneficiary of the Letter of Credit.

    2. The amount demanded equals the aggregate amount of the purchase price of Bonds mentioned below, as described in and which is due and payable, other than on an LOC Termination Tender Date (as defined in the Indenture), under Section 202 or 503 of such Indenture, such Bonds are supported by the Letter of Credit, and the amount demanded does not exceed the Stated Amount (as defined in the Letter of Credit) of the Letter of Credit.

    3. This demand for payment arises due to a failure of a third-party purchaser to make timely payment for remarketed Bonds which have been delivered or tendered for purchase and which are required to be purchased today.

    [4. This demand supplements and is in addition to our demand in the form of Exhibit A-1 (Next Day Purchase) requiring payment on this date under the Letter of Credit and does not supersede such demand.]**

    [4./5.]*** The proceeds from your honor of this demand will be used solely to pay such purchase price of such Bonds, and will not be used to pay the purchase price of any Bonds owned by or registered in the name of the Customer referred to in the Letter of Credit (whether

----------------------------

* This notice must be received by the Bank not later than 11:00 a.m., Chicago time, to assure the same day purchase.

**  Omit bracketed language if not applicable.

*** Use appropriate number.

owned by it or pledged in your favor). Such Bonds immediately upon your payment to our order of the amount demanded hereby will be registered in the name of such Customer subject to a pledge in your favor pursuant to the Pledge and Security Agreement dated as of January 1, 1995 between you and the Customer referred to in the Letter of Credit, and will be held by us for your benefit pending your further instruction by your signed writing to us.

     The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon your honoring of this demand, the amount of the Letter of Credit and the amount is available to be drawn by the Trustee thereunder by any subsequent drawings under the Letter of Credit are automatically decreased by an amount equal to the purchase price of the Bonds corresponding to principal that are subject to this drawing plus 199 days interest thereon at an assumed rate of 13% per annum, subject to reinstatement as provided in the Letter of Credit.

     Please wire transfer the amount demanded hereby to:

_______________________________________________________________________.

     We make our demand and certification as of the date hereof.

                                       Bank One, Springfield
                                       as Trustee (the "Trustee")
                                       under a Trustee Indenture
                                       dated as of January 1, 1995
                                       between The City of
                                       Jacksonville, Illinois
                                       (the "Issuer") and the Trustee
                                       securing $7,600,000
                                       in aggregate principal amount
                                       of the Issuer's Multi-Mode
                                       Industrial Project Revenue Bonds,
                                       Series 1995 (AGI Incorporated
                                       Project)


                                       By:
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                                Exhibit B (Principal)


                                           Date:_____________________


Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697

Attention:  Letter of Credit Department

    We demand payment to our order of _____________Dollars($_______) under your Letter of Credit No. C7266237 (the "Letter of Credit").

    We certify as follows:

    1. We are the Trustee under the Indenture mentioned below and the beneficiary of the Letter of Credit.

    2. The amount demanded equals the aggregate amount of principal of Bonds mentioned below, as described in and which is due and payable under Section 202 or Article V of such Indenture, such Bonds are supported by the Letter of Credit, and the amount demanded does not exceed the Stated Amount (as defined in the Letter of Credit) of the Letter of Credit.

    3. The proceeds from your honor of this demand will be used solely to pay such principal on such Bonds and will not be used to pay the principal amount of any Bonds owned by or registered in the name of the Customer referred to in the Letter of Credit (whether owned by it or pledged in your favor).

    The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon your honoring of this demand, the amount of the Letter of Credit and the amounts available to be drawn by the Trustee thereunder by any subsequent drawings under the Letter of Credit are automatically and permanently decreased by an amount equal to the principal amount of Bonds that are subject to this drawing plus 199 days interest thereon at an assumed rate of 13% per annum.

     Please wire transfer the amount demanded hereby to:

_____________________________________________________________.

     We make our demand and certification as of ________________. [Fill in the date hereof or applicable future date not more than one week from the date hereof.]

                                       Bank One, Springfield
                                       as Trustee (the "Trustee")
                                       under a Trust Indenture
                                       dated as of January 1, 1995
                                       between The City of
                                       Jacksonville, Illinois
                                       (the "Issuer") and the Trustee
                                       securing $7,640,000
                                       in aggregate principal amount
                                       of the Issuer's Multi-Mode
                                       Industrial Project Revenue Bonds,
                                       Series 1995 (AGI Incorporated
                                       Project)


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------

                                                            Exhibit C (Interest)

                                                 Date:__________________

Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697

Attention: Letter of Credit Department

     We demand payment to our order of _____________ Dollars ($_______) under your Letter of Credit No. C7266237 (the "Letter of Credit").

     We certify as follows:

     1. We are the Trustee under the Indenture mentioned below and the beneficiary of the Letter of Credit.

     2. The amount demanded equals the aggregate amount of accrued and unpaid interest which is due and payable under the Bonds mentioned below under Section 202 of the Indenture mentioned below for the period from and including the last preceding interest payment date under the Indenture to but not including _________*, such Bonds are supported by the Letter of Credit, and the amount demanded does not exceed the Stated Amount (as defined in the Letter of Credit) of the Letter of Credit.

     3. The proceeds from your honor of this demand will be used solely to pay such unpaid interest on such Bonds to the extent such interest has accrued during the preceding _____** days. None of the Bonds in respect of which this drawing will be used to pay interest thereon are owned by or registered in the name of the Customer referred to in the Letter of Credit (whether owned by it or pledged in your favor).

     [4. This drawing of interest relates to a redemption or purchase and cancellation of Bonds.]***


---------------------------------
*     Specify Payment Due Date.

**    Not to exceed 199 days.

***   Omit if inapplicable.

     [4/5.] ****[This drawing of interest is the first such drawing presented by the Trustee under the Letter of Credit.] [The drawing for interest last presented by the Trustee under the Letter of Credit was honored and paid by you on ________, 19__, and the Trustee has not received a notice from you that you have not been reimbursed for such drawing.]*****

     The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon your honoring of this demand, the amount of the Letter of Credit and the amounts available to be drawn by the Trustee thereunder by any subsequent drawings under the Letter of Credit are automatically decreased by an amount as provided in the Letter of Credit, subject to reinstatement (if such drawing of interest does not relate to a redemption or purchase and cancellation of the Bonds) as provided in the Letter of Credit.

     Please wire transfer the amount demanded hereby to:

--------------------------------------------------------------------.

     We make our demand and certification as of ______________ [Fill in the date hereof or applicable future date not more than one week from the date hereof.]

                                       Bank One, Springfield
                                       as Trustee (the "Trustee")
                                       under a Trust Indenture
                                       dated as of January 1, 1995
                                       between The City of
                                       Jacksonville, Illinois
                                       (the "Issuer") and the Trustee
                                       securing $7,640,000
                                       in aggregate principal amount
                                       of the Issuer's Multi-Mode
                                       Industrial Project Revenue Bonds,
                                       Series 1995 (AGI Incorporated
                                       Project)


                                       By:
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------


---------------------------------
****   Use appropriate number.

*****  Select appropriate bracketed language.

                                                             Exhibit D (Premium)



                                                       Date:
                                                            ---------------

Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697

Attention: Letter of Credit Department

     We demand payment to our order of ___________________Dollars ($_______) under your Letter of Credit No. C7266237 (the "Letter of Credit").

     We certify as follows:

     1. We are the Trustee under the Indenture mentioned below and the beneficiary of the Letter of Credit.

     2. The amount demanded equals the aggregate amount of premium due on the Bonds mentioned below, as described in and which is due and payable under
Article V of such Indenture, such Bonds are in an Adjustable Long Period (as defined in the Indenture) or the Fixed Rate Period (as defined in the Indenture), such Bonds are supported by the Letter of Credit, and the amount demanded does not exceed the Stated Amount (as defined in the Letter of Credit) of the Letter of Credit.

     3. The proceeds from your honor of this demand will be used solely to pay premium due on such Bonds and will not be used to pay the premium due on any Bonds owned by or registered in the name of the Customer referred to in the Letter of Credit (whether owned by it or pledged in your favor).

     The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon your honoring of this demand, the amount of the Letter of Credit and the amounts available to be drawn by the Trustee thereunder by any subsequent drawings under the Letter of Credit are automatically and permanently decreased by an amount equal to the amount demanded hereby.

     Please wire transfer the amount demanded hereby to:

-------------------------------------------------------------------------.

     We make our demand and certification as of ____________________ [Fill in the date hereof or applicable future date not more than one week from the date hereof.]


                                        Bank One, Springfield
                                        as Trustee (the "Trustee")
                                        under a Trust Indenture
                                        dated as of January 1, 1995
                                        between The City of
                                        Jacksonville, Illinois
                                        (the "Issuer") and the Trustee
                                        securing $7,640,000
                                        in aggregate principal amount
                                        of the Issuer's Multi-Mode
                                        Industrial Project Revenue Bonds,
                                        Series 1995 (AGI Incorporated
                                        Project)


                                        By:
                                           -----------------------------------

                                        Name:
                                             ---------------------------------

                                        Title:
                                              --------------------------------

                                                        Exhibit E (Acceleration)


                                                  Date:
                                                       -------------------------


Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697

Attention: Letter of Credit Department

     We demand payment of our order of _________________. Dollars ($__________), consisting of ____________ Dollars ($_____________) corresponding to principal, ______________ Dollars ($______________) corresponding to up to _________ days accrued and unpaid interest on such Bonds, and ___________ Dollars ($__________) corresponding to premium, if any, on the Bonds under your Letter of Credit No. C7266237 (the "Letter of Credit").

     We certify as follows:

     1. We are the Trustee under the Indenture mentioned below and the beneficiary of the Letter of Credit.

     2. The amount demanded equals (x) the aggregate amount of principal of and interest on the Bonds mentioned below which has become due and payable pursuant to acceleration of maturity of the Bonds mentioned below as provided in Section 702 of such Indenture or (y) the aggregate amount of the purchase price of Bonds (consisting of, premium, if any, as described below, and interest on such Bonds) mentioned below as described in and which is due and payable on an LOC Termination Tender Date (as defined in the Indenture) (such amount to include a premium if such Bonds are in an Adjustable Long Period (as defined in the Indenture) or the Fixed Rate Period (as defined in the Indenture)), and the amount demanded does not exceed the Stated Amount (as defined in the Letter of Credit) on the Letter of Credit.

     3. The proceeds from your honor of this demand will be used solely to pay the principal amount (or the purchase price corresponding to principal), premium, if any, as described above, and interest (or the purchase price corresponding to interest), to the extent such interest has accrued during the preceding _______* days, owing on account of such Bonds which are Outstanding (as defined in such Indenture) and not owned by or registered in the name of the Customer referred to in the Letter of Credit (whether owned by it or pledged in your favor). Such Bonds immediately upon your payment to our order of the amount demanded hereby will be registered in the name of such Customer subject to a pledge in your favor pursuant to the Pledge and Security Agreement dated as of January 1, 1995 between you and the Customer referred to in the Letter of Credit, and will be held by us for your benefit pending your further instruction by your signed writing to us.

--------------------------

*  Not to exceed 199 days.

     Please wire transfer the amount demanded hereby to:

___________________________________________________________________________.

     We make our demand and certification as of ____________________ [Fill in the date hereof or applicable future date not more than one week from the date hereof.]

     Upon payment by you of this drawing, we acknowledge that the Letter of Credit will terminate.


                                        Bank One, Springfield
                                        as Trustee (the "Trustee")
                                        under a Trust Indenture
                                        dated as of January 1, 1995
                                        between The City of
                                        Jacksonville, Illinois
                                        (the "Issuer") and the Trustee
                                        securing $7,640,000
                                        in aggregate principal amount
                                        of the Issuer's Multi-Mode
                                        Industrial Project Revenue Bonds,
                                        Series 1995 (AGI Incorporated
                                        Project)

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------

                                                            Exhibit F (Transfer)


                                                    Date:
                                                         ------------------


Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697

Attention: Letter of Credit Department

     We demand transfer of our rights to demand further payment, reduction, and transfer under your Letter of Credit No. C7266237 to the following trustee bank:

                                [Name of Transferee]
                              ---------------------------

                                 [Address]
                                ------------------------

                                 ----------------------

     We certify that the above identified bank has been appointed and qualified (or will be upon your honor of our transfer demand) as our successor trustee under the Indenture (as defined in such Letter of Credit).

     We make our demand and certification as of ______________, 19__ [Fill in the date hereof or applicable future date not more than one week from the date hereof].

                                        [Name of Transferor]

                                        By:
                                           ---------------------------------

                                        Name:
                                             -------------------------------

                                        Title:
                                              ------------------------------


                                        [Name of Transferee]

                                        By:
                                           ---------------------------------

                                        Name:
                                             -------------------------------

                                        Title:
                                              ------------------------------

                                                                       Exhibit G


                         NOTICE OF INTENT TO TERMINATE
                         -----------------------------
                               LETTER OF CREDIT
                               ----------------


                                       Bank One, Springfield
AGI Incorporated                       as Trustee (the "Trustee")
1950 Ruby Street                       under a Trust Indenture
Melrose Park, Illinois 60160           dated as of January 1, 1995 between
Attention: Chief Financial             The City of Jacksonville, Illinois (the)
 Officer                               "Issuer") and the Trustee securing
                                       $7,640,000 in aggregate principal
                                       amount of the Issuer's Multi-Mode
                                       Industrial Project Revenue Bonds,
                                       Series 1998 (AGI Incorporated Project)
                                       (the "Bonds")
                                       One East Old State Capitol Plaza
                                       P.O. Box 19266
                                       Springfield, Illinois 62794-9266


        Re:   Letter of Credit No. C7266237
              -----------------------------


        The undersigned hereby notifies you that its Letter of Credit No. C7266237, dated January 19, 1995 (the "Letter of Credit") shall expire 30 calendar days from the date hereof on _____________ 19___ due to the occurrence and continuance of the event of default described in Section 6 of the Reimbursement Agreement dated as of January 1, 1995, between AGI Incorporated and the undersigned. Please deliver to the undersigned for cancellation the original of the Letter of Credit immediately following such expiration date.


                                             BANK OF AMERICA ILLINOIS


                                             By:______________________
                                             Name:____________________
                                             Title:___________________

                                                                      Exhibit H


                                                         Date:
                                                              -----------------

Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697

Attention: Letter of Credit Department

        We hereby request that the stated amount available under your Letter of Credit No. C7266237 (the "Letter of Credit") be reduced by ___________ Dollars ($___________), consisting of ___________ Dollars ($__________) in respect of principal of Bonds, __________ Dollars ($__________) in respect of interest on Bonds at 13% per annum for 199 days and __________ Dollars ($__________) in respect of premium on the Bonds.

        We certify as follows:

        1. We are the Trustee under the Indenture mentioned below and the beneficiary of the Letter of Credit.

        2. The amount of reduction equals the aggregate amount of principal thereon, premium thereon, and interest thereon at 13% per annum for 199 days which may be due and payable under the Bonds mentioned below which are no longer required to be supported by the Letter of Credit and which the Customer referred to in the Letter of Credit with your consent has requested not be supported by the Letter of Credit by notice to us.

        We make our demand and certification as of __________. (Fill in the date hereof or applicable future date not more than one week from the date hereof.)

                                                Bank One, Springfield
                                                as Trustee (the "Trustee"),
                                                under a Trust Indenture dated
                                                as of January 1, 1995 between
                                                The City of Jacksonville,
                                                Illinois (the "Issuer") and the
                                                Trustee securing $7,640,000 in
                                                aggregate principal amount of
                                                the Issuer's Multi-Mode
                                                Industrial Project Revenue
                                                Bonds, Series 1995 (AGI
                                                Incorporated Project)

                                                By:
                                                   -------------------------
                                                Name:
                                                     -----------------------
                                                Title:
                                                      ----------------------